1 Fourth Quarter 2016 Earnings Conference Call January 25, 2017

2 Forward-Looking Statements: This presentation contains statements that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about BOK Financial Corporation, the financial services industry, and the economy generally. These remarks constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “plans”, “projects”, variations of such words, and similar expressions are intended to identify such forward-looking statements. Management judgments relating to, and discussion of the provision and allowance for credit losses involve judgments as to future events and are inherently forward-looking statements. Assessments that BOK Financial’s acquisitions and other growth endeavors will be profitable are necessary statements of belief as to the outcome of future events, based in part on information provided by others which BOKF has not independently verified. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expressed, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to, changes in interest rates and interest rate relationships, demand for products and services, the degree of competition by traditional and non-traditional competitors, changes in banking regulations, tax laws, prices, levies, and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at www.BOKF.com. All data is presented as of December 31, 2016 unless otherwise noted.

3 Steven G. Bradshaw Chief Executive Officer

4 Fourth Quarter Summary: • Noteworthy items impacting Q4 profitability: • Q4 post-election increase in interest rates: $22 million or 23 cents per share (includes net change in hedged MSR asset and change in fair value of trading portfolio.) • Q4 expenses associated with October RIF: $5.0 million or 5 cents per share • Q4 Mobank-related transaction expenses: $4.7 million or 5 cents per share • 700,000 shares repurchased at $70.03 for the quarter Q4 2016 Q3 2016 Q4 2015 Diluted EPS $0.76 $1.13 $0.89 Net income before taxes ($M) $72.4 $107.1 $87.3 Net income attributable to BOKF shareholders ($M) $50.0 $74.3 $59.6 $59.6 $42.6 $65.8 $74.3 $50.0 $0.89 $0.64 $1.00 $1.13 $0.76 4Q15 1Q16 2Q16 3Q16 4Q16 Net Income Net income attributable to shareholders Net income per share - diluted

5 Additional Details ($B) Q4 2016 Quarterly Growth Annualized Quarterly Growth Year over Year Growth Period-End Loans $17.0 3.2% 12.8% 6.6% Mobank Loans $0.5 Period –End Loans, excluding Mobank $16.5 0.2% 1.0% 3.5% Fiduciary Assets $41.8 1.4% 5.4% 9.0% Assets Under Management or in Custody $75.4 0.2% 0.7% 6.1% • 2016 organic loan growth excluding energy net paydowns was 9% • Lower growth in fiduciary assets in Q4 but strong year over year growth in 2016

6 Steven Nell Chief Financial Officer Financial Overview

7 Net Interest Revenue Net Interest Margin ($mil) Q4 2016 Q3 2016 Q2 2016 Q1 2016 Q4 2015 Net Interest Revenue $194.2 $187.8 $182.6 $182.6 $181.3 Provision For Credit Losses $ 0 $ 10.0 $ 20.0 $ 35.0 $ 22.5 Net Interest Revenue After Provision $194.2 $177.8 $162.6 $147.6 $158.8 Net Interest Margin * 2.63% 2.64% 2.63% 2.65% 2.64% • Yield on AFS securities was 2.00%, down 1 basis point sequentially and 4 basis points year over year • Loan yields were 3.67%, up 4 basis point compared to the third quarter due to higher interest rates * Note: 12 basis points of NIM dilution due to FHLB/Fed trade

8 Fees and Commissions Revenue, $mil Change: Q4 16 Quarterly, Sequential Quarterly, Year over Year Trailing 12 Months Brokerage and Trading $28.5 (25.0)% (5.8)% 6.8% Transaction Card 34.5 1.7% 6.8% 5.5% Fiduciary and Asset Management 34.5 1.4% 10.8% 7.4% Deposit Service Charges and Fees 23.4 (1.3)% 2.4% 1.9% Mortgage Banking * 28.4 (26.2)% 24.0% 6.3% Other Revenue 12.7 (3.0)% 10.8% 2.3% Total Fees and Commissions $162.0 (10.6)% 5.4% 5.5% Fee and commission revenue drivers: • Brokerage and trading: Impact of interest rates on trading portfolio reduced revenues by $5 million • Transaction card: Continued mid single digit year over year growth. • Fiduciary and asset management: Strong sequential growth in Retirement Services due to fiduciary rule; year over year growth driven by asset accumulation in Cavanal Hill Funds and managed accounts. • Mortgage banking: Typical fourth quarter seasonality; lower refinance volume due to higher rates *Note: Historical mortgage revenue restated back to Q1 2015 to comply with ASC 310-20 for the Home Direct Mortgage Business

9 Expenses ($mil) Q4 2016 Q3 2016 Q4 2015 %Incr. Seq. %Incr. YOY Personnel Expense * $141.1 $139.2 $131.1 1.4% 7.6% Other Operating Expense $124.4 $118.9 $ 99.3 4.7% 25.3% Total Operating Expense $265.5 $258.1 $230.4 2.9% 15.2% • Unusual items in Q4 include Mobank closing costs ($4.7 million), severance costs associated with Q4 RIF ($5.0 million), and contribution to BOKF Foundation ($2 million). • Q4 also includes one month of Mobank operating expenses ($1.2 million). • Excluding these items total operating expense would have been $253 million, down 2% from Q3. *Note: Personnel expense restated back to Q1 2015 to comply with ASC 310-20 for the Home Direct Mortgage Business

10 Other Balance Sheet Statistics Dec 31 2016 Sep 30 2016 Dec 31 2015 Period End AFS Securities $8.7 billion $8.9 billion $9.0 billion Average AFS securities $8.8 billion $8.9 billion $9.0 billion Period End Deposits $22.7 billion $21.1 billion $21.1 billion Average Deposits $21.7 billion $20.8 billion $20.7 billion Common Equity Tier 1 11.27% 11.99% 12.13% Tier 1 11.27% 11.99% 12.13% Total Capital Ratio 12.88% 13.65% 13.30% Leverage Ratio 8.72% 9.06% 9.25% Tangible Common Equity Ratio 8.61% 9.19% 9.02% Tangible Book Value per Share $42.53 $45.12 $42.51 • BOK Financial remains well capitalized at quarter end. • Strong 7.9 percent deposit growth in 2016 (4.9% excluding Mobank deposits of $624 million.) • Capital ratios down due to Mobank acquisition and buyback activity • Tangible book value per share down due to Mobank acquisition

11 2017 Assumptions  Mid-single-digit loan growth for the full year  Stable to increasing net interest margin  Low single digit net interest income growth  Loan loss provision of $20 - $30 million for the year  Low-single-digit revenue growth from fee-generating businesses on a trailing twelve month basis  Down from mid-single-digit due to mortgage headwind (exit of correspondent mortgage business and lower expected refi volume in 2017)  Flat expenses compared to 2016  Capital deployment through organic growth, acquisitions, dividends, and limited stock buybacks

12 Stacy Kymes EVP-Corporate Banking

13 Loan Portfolio by Geography ($mil) Dec 31 2016 Sep 30 2016 Seq. Loan Growth Dec 31 2015 YOY Loan Growth OK $5,765.7 $6,014.3 (4.1)% $6,187.0 (6.8)% TX 5,978.2 5,811.4 2.9% 5,535.3 8.0% NM 803.4 819.8 (2.0)% 821.3 (2.2)% AR 173.7 169.9 2.2% 170.7 1.8% CO 1,393.5 1,370.1 1.7% 1,288.2 8.2% AZ 1,522.5 1,477.4 3.1% 1,189.4 28.0% KC 1,352.7 801.9 68.7% 749.3 80.5% Total $16,989.7 $16,464.8 3.2% $15,941.2 6.6% • Mobank added $485 million of loan outstandings. • Full year organic loan growth (excl. Mobank) was 3.5% • Strong year over year loan growth in TX, CO, AZ, and KC • Strong sequential growth in TX, AR, CO, AZ, and KC

14 Commercial Loan Growth ($mil) Dec 31 2016 Sep 30 2016 Seq. Loan Growth Dec 31 2015 YOY Loan Growth Energy $2,497.9 $2,520.8 (0.9)% $3,097.3 (19.4)% Services 3,109.0 2,936.6 5.9% 2,784.3 11.7% Healthcare 2,201.9 2,085.1 5.6% 1,883.4 16.9% Wholesale/retail 1,576.8 1,602.0 (1.6)% 1,422.1 10.9% Manufacturing 515.0 499.5 3.1% 556.7 (7.5)% Other 490.2 476.2 3.0% 508.7 (3.6)% Total Commercial $10,390.8 $10,120.2 2.7% $10,252.5 1.3% • Mobank contributed $289 million to year end commercial loan balances (largely contained in Services category) • Healthcare continues to deliver strong organic growth • Manufacturing rebounded after soft third quarter

15 Oil & Gas Producers 79% Midstream & Other 13% Energy Services 8% Energy At 12/31/16:  $2.7 billion commitments and $2.5 billion O/S  ~60/40 split between oil and gas  E&P line utilization 50%, compared to 54% at 9/30/16  Q4 energy net recoveries of $644,000  Cumulative chargeoffs in the 2014-2016 commodity cycle: $36 million ($M) As of Dec 31, 2016 As of Sep 30, 2016 As of Jun 30, 2016 As of Mar 31, 2016 As of Dec 31, 2015 Pass Performing Loans $1,937.8 77.6% $1,869.6 74.2% $2,032.1 72.1% $2,197.9 72.6% $2,580.7 83.3% Criticized and Classified: Special Mention 119.6 4.8% 147.2 5.8% 197.5 7.0% 269.0 8.9% 325.7 10.5% Potential Problem Loans 308.0 12.3% 361.1 14.3% 421.0 14.9% 403.0 13.3% 129.8 4.2% Nonaccrual Loans 132.5 5.3% 143.0 5.7% 168.1 6.0% 159.5 5.3% 61.2 2.0% Total Crit/Class 560.1 22.4% 651.3 25.8% 786.6 27.9% 831.5 27.5% 516.7 16.7% Total Energy Loans $2,497.9 $2,520.8 $2,818.7 $3,029.4 $3,097.3

16 Commercial Real Estate ($mil) Dec 31 2016 Sep 30 2016 Seq. Loan Growth Dec 31 2015 YOY Loan Growth Retail $761.9 $801.4 (4.9)% $796.5 (4.3)% Multifamily 903.3 873.8 3.4% 751.1 20.3% Office 798.9 752.7 6.1% 637.7 25.3% Industrial 871.7 838.0 4.0% 563.2 54.8% Residential Construction and Land Development 135.5 159.9 (15.3)% 160.4 (15.5)% Other CRE 337.7 367.8 (8.2)% 350.1 (3.5)% Total CRE $3,809.0 $3,793.6 0.4% $3,259.0 16.9% • Strong year over year loan growth in CRE • Expect continued growth through 1H2017; flat outstandings thereafter for the foreseeable future

17 Key Credit Quality Metrics $85.9 $82.2 $79.1 $94.0 $98.5 $61.2 $159.6 $168.1 $143.0 $132.5 $147.1 $241.8 $247.2 $237.0 $231.0 $- $50.0 $100.0 $150.0 $200.0 $250.0 4Q15 1Q16 2Q16 3Q16 4Q16 Other Non-Accruals Energy Non-Accruals 1.43% 1.50% 1.54% 1.56% 1.52% 1.35% 1.40% 1.45% 1.50% 1.55% 1.60% 4Q15 1Q16 2Q16 3Q16 4Q16 Combined Allowance for Credit Losses to Period End Loans 0.08% 0.56% 0.18% 0.15% -0.03% -0.50% 0.00% 0.50% 1.00% 1.50% 4Q15 1Q16 2Q16 3Q16 4Q16 Net charge offs (annualized) to average loans  Stable credit environment in Q4  No signs of contagion/spillover from 2014-2016 energy downturn

18 Steven G. Bradshaw Chief Executive Officer Closing Remarks

19 Question and Answer Session